UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2021

GigCapital4, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40031	85-4164597
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1731 Embarcadero Rd., Suite 200

Palo Alto, CA 94303

(650) 276-7040

(Address of principal executive offices, including Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, and one-third of one redeemable warrant	GIGGU	The Nasdaq Stock Market LLC
Common stock, $0.0001 par value	GIG	The Nasdaq Stock Market LLC
Redeemable warrants, each full warrant exercisable for one share of common stock at an exercise price of $11.50 per share	GIGGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Forward Share Purchase Agreement with the Highbridge Investors

On October 14, 2021, GigCapital4, Inc., a Delaware corporation (“GigCapital4” or the “Company”), Highbridge Tactical Credit Master Fund. L.P. (“Highbridge Tactical Credit”) and Highbridge SPAC Opportunity Fund, L.P. (“Highbridge SPAC Opportunity”, and together with Highbridge Tactical Credit, the “Highbridge Investors”, with each individually being a “Highbridge Investor”) entered into a Forward Share Purchase Agreement (the “Highbridge Purchase Agreement”) pursuant to which the Highbridge Investors may each individually elect to sell and transfer to the Company on the three month anniversary of the date of the closing of the Company’s business combination (the “Business Combination”) with BigBear.ai Holdings, LLC, a Delaware limited liability company (“BigBear”), and the Company will purchase up to 2,500,000 shares of common stock of GigCapital4, par value $0.0001 per share, in the aggregate between the Highbridge Investors (the “Highbridge Shares”), consisting of (i) shares of common stock then held by the Highbridge Investors and/or (ii) any additional shares of common stock that the Highbridge Investors may acquire prior to the closing of the Business Combination. The Company will acquire the Highbridge Shares at a price of $10.15 per share (the “Shares Purchase Price”). The date of the closing of the Business Combination is referred to as “Business Combination Closing Date”, and the date of the purchase by the Company of the Highbridge Shares is referred to as the “Highbridge Shares Closing Date”. In conjunction with the sale of the Highbridge Shares to the Company, each Highbridge Investor shall notify the Company and the Escrow Agent (as defined below) in writing five business days prior to the three-month anniversary of the date of the Business Combination Closing Date whether or not such Investor is exercising its right to sell the Highbridge Shares that such Investor holds to the Company pursuant to the Highbridge Purchase Agreement (each, a “Highbridge Shares Sale Notice”). Any Investor that fails to timely deliver a Highbridge Shares Sales Notice shall be deemed to have forfeited its right to sell any Highbridge Shares to the Company pursuant to the Highbridge Purchase Agreement. If a Shares Sale Notice is timely delivered by any Investor to the Company and the Escrow Agent, the Company will purchase from that Investor the Highbridge Shares held by such Investor on the Highbridge Shares Closing Date. As of the time of entry into the Highbridge Purchase Agreement, the Highbridge Investors held no shares of common stock of GigCapital4.

In exchange for the Company’s commitment to purchase the Highbridge Shares on the Highbridge Shares Closing Date, the Highbridge Investors agreed that they will not (i) request redemption of any of the Highbridge Shares in conjunction with GigCapital4’s stockholders’ approval of the Business Combination, or (ii) tender the Highbridge Shares to GigCapital4 in response to any redemption or tender offer that GigCapital4 may commence for its shares of common stock ((i) and (ii) collectively, the “Restrictions”); provided that (x) all of the Additional Investors (as defined below) shall be bound by a substantially similar restriction as the Restrictions in any agreements to be entered into with such other investors (the “Additional Investors”) for the purchase and sale of GigCapital4 common stock imposing restrictions on dispositions of GigCapital4 common stock (the “Additional Investor Agreements”); and (y) the Highbridge Shares shall not represent more than 25% of the aggregate number of shares of common stock of GigCapital4 subject to the Restrictions (or a substantially similar restriction) pursuant to the Highbridge Purchase Agreement and the Additional Investor Agreements (and in the event that fewer than an aggregate of 10,000,000 shares of common stock of GigCapital4 are subject to the Restrictions (or a substantially similar restriction) pursuant to the Highbridge Purchase Agreement and the Additional Investor Agreements, the number of Highbridge Shares subject to the Restrictions shall be reduced ratably such that the aggregate number of Highbridge Shares subject to the Restrictions shall be no more than 25% of the total number of shares of common stock of GigCapital4 that are subject to the Restrictions pursuant to the Highbridge Purchase Agreement and the Additional Investor Agreements, unless otherwise mutually agreed upon in writing.

The Highbridge Investors also agreed that they will not engage in any transactions involving any Short Sales involving any securities of GigCapital4 or the Company. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities and Exchange Act of 1934 (the “Exchange Act”).

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Notwithstanding anything to the contrary in the Highbridge Purchase Agreement, commencing on the day after the date by which shares of common stock of GigCapital4 must be tendered for redemption in conjunction with GigCapital4’s stockholders’ approval of the Business Combination (the “Redemption Date”), each Highbridge Investor may sell its Highbridge Shares in the open market as long as the sales price exceeds $10.00 per Highbridge Share prior to payment of any commissions due by the Highbridge Investor for such sale. If a Highbridge Investor sells any Highbridge Shares in the open market after the Redemption Date and prior to the one-month anniversary of the Business Combination Closing Date at a sales price per Highbridge Share that is greater than $10.05 (such sale, the “Early Sale” and such shares, the “Early Sale Shares”), then the Company shall pay to each selling Investor an amount equal to $0.05 per Early Sale Share sold by such Investor (the “Early Sale Premium”).

Simultaneously with the closing of the Business Combination, the Company will deposit into an escrow account with Continental Stock Transfer & Trust Company (the “Escrow Agent”), subject to the terms of an escrow agreement, an amount equal to the lesser of (i) $23,375,000 and (ii) $10.15 multiplied by the aggregate number of Highbridge Shares held by the Highbridge Investors as of the closing of the Business Combination. The Company’s purchase of the Highbridge Shares will be made with funds from the escrow account attributed to the Highbridge Shares. In the event that any Highbridge Investor sell any Highbridge Shares as provided for above, it shall provide notice to the Company and the Escrow Agent within three business days of such sale (the “Open Market Sale Notice), and the Escrow Agent shall release from the escrow account for the Company’s use without restriction an amount equal to the pro rata portion of the escrow attributed to the Highbridge Shares which such Highbridge Investor has sold; provided that if any Highbridge Investor sold any Early Sale Shares, then the Escrow Agent shall release from the escrow account (x) for the selling Highbridge Investor’s use without restriction an amount equal to the Early Sale Premium with respect to the Early Sale Shares sold by such Highbridge Investor, and (y) for the Company’s use without restriction an amount equal to the number of Early Sale Shares sold in the Early Sale multiplied by $10.10. In the event that any Highbridge Investor chooses not to sell to the Company any Highbridge Shares that such Highbridge Investor owns as of the three-month anniversary of the Business Combination Closing Date, the Escrow Agent shall release all remaining funds from the escrow account for the Company’s use without restriction.

Nothing in the Highbridge Purchase Agreement prohibits or restricts the Highbridge Investors with respect to the purchase from third parties prior to the Business Combination Closing Date of additional shares of common stock of GigCapital4, including shares that have previously been tendered by third parties for redemption in conjunction with GigCapital4’s stockholders’ approval of the Business Combination, to the extent such third parties unwind such tenders for redemption, or any warrants, convertible notes or options (including puts or calls) of GigCapital4; provided, the aggregate number of Highbridge Shares (including any additional shares) owned by the Highbridge Investors shall not exceed 2,500,000 shares of common stock of GigCapital4, unless otherwise agreed in writing by all parties.

GigCapital4 agreed not to provide the Additional Investors material terms in the Additional Investor Agreements that are more favorable to such Additional Investors than the terms provided to the Highbridge Investors in the Highbridge Purchase Agreement. In the event that GigCapital4 provides the Additional Highbridge Investors with material terms in the Additional Investor Agreements that are more favorable than the terms provided to the Highbridge Investors in the Highbridge Purchase Agreement at any time prior to the Business Combination Closing Date, GigCapital4 shall promptly inform the Highbridge Investors of such more favorable terms, and the Highbridge Investors shall have the mutual right to elect to have such more favorable terms included in the Highbridge Purchase Agreement.

The Highbridge Purchase Agreement contains customary representations, warranties and covenants from the parties. GigCapital4’s obligation to consummate the transactions contemplated by the Highbridge Purchase Agreement is subject to the consummation of the Business Combination.

GigCapital4 agreed to indemnify the Highbridge Investors and their respective officers, directors, employees, agents and shareholders (collectively referred to as the “Highbridge Indemnitees”) against, and hold them harmless of and from, any and all loss, liability, cost, damage and expense, including without limitation, reasonable and documented out-of-pocket outside counsel fees, which the Highbridge Indemnitees may suffer or incur by reason of any action, claim or proceeding, in each case, brought by a third party creditor of GigCapital4, the Company or any of their respective subsidiaries asserting that the Glazer Investors are not entitled to receive the aggregate Share Purchase Price or such portion thereof as they are entitled to receive pursuant to the Highbridge Purchase Agreement, in each case unless such action, claim or proceeding is the result of the fraud, bad faith, willful misconduct or gross negligence of any Highbridge Indemnitee.

The Highbridge Purchase Agreement may be terminated: (i) by mutual written consent of GigCapital4 and the Highbridge Investors; (ii) automatically if GigCapital4’s stockholders fail to approve the Business Combination; and (iii) prior to the closing of the Business Combination by mutual agreement of the Highbridge Investors if there occurs a Company Material Adverse Effect (as defined in that certain Agreement and Plan of Merger, dated as of June 4, 2021, by and among GigCapital4, BigBear, GigCapital4 Merger Sub Corporation, and BBAI Ultimate Holdings, LLC (as amended, the “Merger Agreement)).

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The foregoing description is only a summary of the Highbridge Purchase Agreement and is qualified in its entirety by reference to the full text of the Highbridge Purchase Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein. The Highbridge Purchase Agreement is included as an exhibit to this Current Report on Form 8-K in order to provide investors and security holders with material information regarding its terms and the transaction. It is not intended to provide any other factual information about GigCapital4 or the Highbridge Investors. The representations, warranties and covenants contained in the Highbridge Purchase Agreement were made only for purposes of that agreement; are solely for the benefit of the parties to the Highbridge Purchase Agreement; may have been made for the purposes of allocating contractual risk between the parties to the Highbridge Purchase Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Security holders and investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of GigCapital4 or the Highbridge Investors.

Forward Share Purchase Agreement with Glazer Capital, LLC and Meteora Capital, LLC

On October 14, 2021, GigCapital4, Glazer Capital, LLC (“Glazer”) and Meteora Capital, LLC (“Meteora”, and together with Glazer, the “Principal Investors”), with Meteora on behalf of itself and its affiliated investment funds (which together with the Principal Investors are referred to as the “Glazer Investors”), entered into a Forward Share Purchase Agreement (the “Glazer Purchase Agreement”) pursuant to which the Glazer Investors may elect to sell and transfer to the Company, and the Company will purchase up to 5,000,000 shares of common stock of GigCapital4, par value $0.0001 per share, in the aggregate between the Glazer Investors (the “Glazer Shares”) consisting of (i) shares of common stock then held by the Glazer Investors and/or (ii) any additional shares of common stock that the Glazer Investors may acquire prior to the closing of GigCapital4’s Business Combination at the Shares Purchase Price. The date of the purchase by the Company of the Glazer Shares is referred to as the “Glazer Shares Closing Date”. The Glazer Investors shall notify the Company and the Escrow Agent in writing five business days prior to the three-month anniversary of the Business Combination Closing Date) whether or not they are exercising their right to sell the Glazer Shares to the Company pursuant to the Glazer Purchase Agreement (each, a “Glazer Shares Sale Notice”). Any Glazer Investor that fails to timely deliver a Glazer Shares Sales Notice in accordance with the immediately preceding sentence shall be deemed to have forfeited its right to sell any Glazer Shares to the Company pursuant to the Glazer Purchase Agreement. If a Glazer Shares Sale Notice is timely delivered by any Glazer Investor to the Company and the Escrow Agent, the Company will purchase from that Glazer Investor the Glazer Shares held by such Glazer Investor on the Glazer Shares Closing Date. As of October 14, 2021, the Glazer Investors collectively held 6,416 shares of common stock of the Company and could acquire up to an additional 4,993,584 shares of common stock.

In exchange for the Company’s commitment to purchase the Glazer Shares on the Glazer Shares Closing Date, the Glazer Investors agreed to the Restrictions; provided that (x) all of the Additional Investors shall be bound by a substantially similar restriction as the Restrictions in any Additional Investor Agreements; and (y) the Glazer Shares shall not represent more than fifty percent (50%) of the aggregate number of shares of common stock of GigCapital4 subject to the Restrictions (or a substantially similar restriction) pursuant to the Glazer Purchase Agreement and the Additional Investor Agreements (and in the event that fewer than an aggregate of 10,000,000 shares of common stock of GigCapital4 are subject to the Restrictions (or a substantially similar restriction) pursuant to the Glazer Purchase Agreement and the Additional Investor Agreements, the number of Glazer Shares subject to the Restrictions shall be reduced ratably such that the aggregate number of Glazer Shares subject to the Restrictions shall be no more than fifty percent (50%) of the total number of shares of common stock of GigCapital4 that are subject to the Restrictions pursuant to the Glazer Purchase Agreement and the Additional Investor Agreements, unless otherwise mutually agreed upon in writing.

The Glazer Investors also agreed that they will not engage in any transactions involving any Short Sales involving any securities of GigCapital4 or the Company.

Notwithstanding anything to the contrary in the Glazer Purchase Agreement, commencing on the day after the Redemption Date, the Glazer Investors may sell the Glazer Shares in the open market as long as the sales price exceeds $10.00 per Glazer Share prior to payment of any commissions due by the Glazer Investors for such sale. If the Glazer Investors engage in an Early Sale and sell any Glazer Shares in the open market after the Redemption Date and prior to the one-month anniversary of the Business Combination Closing Date as an Early Sale Share at a sales price per Glazer Share that is greater than $10.05, then the Company shall pay to each selling Glazer Investor the Early Sale Premium of $0.05 per Early Sale Share sold by such Glazer Investor.

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Simultaneously with the closing of the Business Combination, the Company will deposit into an escrow account with the Escrow Agent, subject to the terms of an escrow agreement, an amount equal to the lesser of (i) $50,750,000 and (ii) $10.15 multiplied by the number of Glazer Shares held by the Glazer Investors as of the closing of the Business Combination. The Company’s purchase of the Glazer Shares will be made with funds from the escrow account attributed to the Glazer Shares. In the event that any Glazer Investor sells any Glazer Shares as provided for above, it shall provide an Open Market Sale Notice to the Company and Escrow Agent within three business days of such sale, and the Escrow Agent shall release from the escrow account for the Company’s use without restriction an amount equal to the pro rata portion of the escrow attributed to the Glazer Shares which the Glazer Investors have sold; provided that if a Glazer Investor sold any Early Sale Shares, then the Escrow Agent shall release from the escrow account (x) for the selling Glazer Investor’s use without restriction an amount equal to the Early Sale Premium with respect to the Early Sale Shares sold by such Glazer Investor, and (y) for the Company’s use without restriction an amount equal to the number of Early Sale Shares sold in the Early Sale multiplied by $10.10. In the event that any Glazer Investor chooses not to sell to the Company any Glazer Shares that they own as of the three-month anniversary of the Business Combination Closing Date, the Escrow Agent shall release all remaining funds from the escrow account for the Company’s use without restriction.

Nothing in the Glazer Purchase Agreement prohibits or restricts the Glazer Investors with respect to the purchase from third parties prior to the Business Combination Closing Date of additional shares of common stock of GigCapital4, including shares that have previously been tendered by third parties for redemption in conjunction with GigCapital4’s stockholders’ approval of the Business Combination, to the extent such third parties unwind such tenders for redemption, or any warrants, convertible notes or options (including puts or calls) of GigCapital4; provided, the aggregate number of Glazer Shares (including any additional shares) owned by the Glazer Investors shall not exceed 5,000,000 shares of common stock of GigCapital4, unless otherwise agreed in writing by all Parties.

GigCapital4 agreed not to provide the Additional Investors material terms in the Additional Investor Agreements that are more favorable to such Additional Investors than the terms provided to the Glazer Investors in the Glazer Purchase Agreement. In the event that GigCapital4 provides the Additional Investors with material terms in the Additional Investor Agreements that are more favorable than the terms provided to the Glazer Investors in the Glazer Purchase Agreement at any time prior to the Business Combination Closing Date, GigCapital4 shall promptly inform the Glazer Investors of such more favorable terms, and the Glazer Investors shall have the mutual right to elect to have such more favorable terms included in the Glazer Purchase Agreement

The Glazer Purchase Agreement contains customary representations, warranties and covenants from the parties. GigCapital4’s obligation to consummate the transactions contemplated by the Glazer Purchase Agreement is subject to the consummation of the Business Combination.

GigCapital4 agreed to indemnify the Glazer Investors and their respective officers, directors, employees, agents and shareholders (collectively referred to as the “Glazer Indemnitees”) against, and hold them harmless of and from, any and all loss, liability, cost, damage and expense, including without limitation, reasonable and documented out-of-pocket outside counsel fees, which the Glazer Indemnitees may suffer or incur by reason of any action, claim or proceeding, in each case, brought by a third party creditor of GigCapital4, the Company or any of their respective subsidiaries asserting that the Glazer Investors are not entitled to receive the aggregate Share Purchase Price or such portion thereof as they are entitled to receive pursuant to the Glazer Purchase Agreement, in each case unless such action, claim or proceeding is the result of the fraud, bad faith, willful misconduct or gross negligence of any Glazer Indemnitee.

The Glazer Purchase Agreement may be terminated: (i) by mutual written consent of GigCapital4 and the Principal Investors; (ii) automatically if GigCapital4’s stockholders fail to approve the Business Combination; and (iii) prior to the closing of the Business Combination by mutual agreement of the Principal Investors if there occurs a Company Material Adverse Effect (as defined in the Merger Agreement); provided that, solely for purposes of the Glazer Purchase Agreement (and not, for the avoidance of doubt, for purposes of the Merger Agreement), the failure of the counterparties to the Note Subscription Agreements (as defined in the Merger Agreement) to fund or cause the funding of 25% or greater of the aggregate amount of the Notes (as defined in the Merger Agreement) when required to do so pursuant to the terms of the Note Subscription Agreements shall constitute a Company Material Adverse Effect.

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The foregoing description is only a summary of the Glazer Purchase Agreement and is qualified in its entirety by reference to the full text of the Glazer Purchase Agreement, which is filed as Exhibit 10.2 hereto and incorporated by reference herein. The Glazer Purchase Agreement is included as an exhibit to this Current Report on Form 8-K in order to provide investors and security holders with material information regarding its terms and the transaction. It is not intended to provide any other factual information about GigCapital4, Glazer or Meteora. The representations, warranties and covenants contained in the Glazer Purchase Agreement were made only for purposes of that agreement; are solely for the benefit of the parties to the Glazer Purchase Agreement; may have been made for the purposes of allocating contractual risk between the parties to the Glazer Purchase Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Security holders and investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of GigCapital4, Glazer or Meteora.

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K and the exhibits hereto that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding GigCapital4’s and BigBear’s respective industries, future events, the proposed transactions between GigCapital4, GigCapital4 Merger Sub Corporation, BigBear and the BBAI Ultimate Holdings, LLC, the estimated or anticipated future results and benefits of the combined company following the proposed transactions, including the likelihood and ability of the parties to successfully consummate the proposed transactions, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of BigBear’s and GigCapital4’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of BigBear and GigCapital4. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed transactions or that the approval of GigCapital4’s stockholders is not obtained; failure to realize the anticipated benefits of the proposed transactions; risks relating to the uncertainty of the projected financial information with respect to BigBear; risks related to the rollout of BigBear’s business and the timing of expected business milestones; the effects of competition on BigBear’s future business; the amount of redemption requests made by GigCapital4’s public stockholders; the ability of GigCapital4 or the combined company to issue equity or equity-linked securities in connection with the proposed transactions or in the future, and those factors discussed in GigCapital4’s final prospectus dated February 8, 2021 and Annual Report on Form 10-K for the fiscal year ended December 31, 2020, in each case, under the heading “Risk Factors,” and other documents of GigCapital4 filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that none of GigCapital4 or BigBear presently know or that GigCapital4 or BigBear currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect GigCapital4’s and BigBear’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. GigCapital4 and BigBear anticipate that subsequent events and developments will cause GigCapital4’s and BigBear’s assessments to change. However, while GigCapital4 and BigBear may elect to update these forward-looking statements at some point in the future, GigCapital4 and BigBear specifically disclaim

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any obligation to do so. These forward-looking statements should not be relied upon as representing GigCapital4’s and BigBear’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements. Certain market data information in this Current Report on Form 8-K is based on the estimates of BigBear and GigCapital4 management. BigBear and GigCapital4 obtained the industry, market and competitive position data used throughout this Current Report on Form 8-K from internal estimates and research as well as from industry publications and research, surveys and studies conducted by third parties. BigBear and GigCapital4 believe their estimates to be accurate as of the date of this Current Report on Form 8-K. However, this information may prove to be inaccurate because of the method by which BigBear or GigCapital4 obtained some of the data for its estimates or because this information cannot always be verified due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process.

No Offer or Solicitation

This Current Report on Form 8-K shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The proposed Business Combination will be submitted to stockholders of GigCapital4 for their consideration and approval at a special meeting of stockholders. In connection with the proposed transactions, GigCapital4 intends to file a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”) to be distributed to GigCapital4’s stockholders in connection with GigCapital4’s solicitation for proxies for the vote by GigCapital4’s stockholders in connection with the proposed transactions and other matters as described in such Proxy Statement. After the Proxy Statement has been filed and declared effective, GigCapital4 will mail the Proxy Statement and other relevant documents to its stockholders as of the record date established for voting on the proposed transactions. Investors and security holders of GigCapital4 are advised to read, when available, the preliminary Proxy Statement, and any amendments thereto, and the definitive Proxy Statement in connection with GigCapital4’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed Business Combination because the Proxy Statement will contain important information about the proposed Business Combination and the parties to the proposed transaction. Stockholders will also be able to obtain copies of the Proxy Statement, without charge, once available, at the SEC’s website at www.sec.gov.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

GigCapital4 and BigBear and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of GigCapital4’s stockholders in connection with the proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of GigCapital4’s stockholders in connection with the proposed Business Combination will be set forth in the Proxy Statement when it is filed with the SEC. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transactions of GigCapital4’s directors and officers in GigCapital4’s filings with the SEC, including GigCapital4’s final prospectus dated February 8, 2021 and Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 31, 2021, and such information will also be in the Proxy Statement to be filed with the SEC by GigCapital4 for the proposed transactions.

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Forward Share Purchase Agreement, dated October 13, 2021, by and among GigCapital4, Inc., Highbridge Tactical Credit Master Fund. L.P. and Highbridge SPAC Opportunity Fund, L.P.

10.2	Forward Share Purchase Agreement, dated October 13, 2021, by and among GigCapital4, Inc., Glazer Capital, LLC and Meteora Capital, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2021

By:	/s/ Dr. Raluca Dinu
Name:	Dr. Raluca Dinu
Title:	President and Chief Executive Officer of GigCapital4, Inc.

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Exhibit 10.1

FORWARD SHARE PURCHASE AGREEMENT

This Forward Share Purchase Agreement (this “Agreement”) is entered into as of October 14, 2021, by and among (i) GigCapital4, Inc., a Delaware corporation (“GigCapital4”), and (ii) the investors signatory hereto (each individually an “Investor” and collectively, the “Investors”). GigCapital4 and each Investor is individually referred to herein as a “Party” and collectively as the “Parties”.

Recitals

WHEREAS, GigCapital4 is a Private-to-Public Equity (PPE)™ company, also known as a blank check company or special purpose acquisition company, formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses;

WHEREAS, GigCapital4 has entered into an agreement and plan of merger (as amended from time to time, the “Merger Agreement”) with BigBear.ai Holdings, LLC, a Delaware limited liability company (“BigBear”), pursuant to which a wholly-owned merger subsidiary of GigCapital4 will merge with and into BigBear, and then BigBear as the surviving company of that merger will merge with and into GigCapital4 (such transactions, the “Business Combination”), which will be renamed BigBear.ai Holdings, Inc. upon the consummation of that second merger (GigCapital4, as the post-combination company shall be referred to herein as the “Company”), and GigCapital4 has filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “Commission”) that will seek, among other things, stockholder approval of the Business Combination; and

WHEREAS, the Parties wish to enter into this Agreement, pursuant to which the Company shall purchase from the Investors, and the Investors shall sell and transfer to the Company, in each case, subject to the conditions set forth herein, certain shares of common stock, par value $0.0001 per share of GigCapital4 held by the Investors (the “Shares”) on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the Parties agree as follows:

Agreement

1. Sale of Shares; Shares Purchase and Sale; Closing.

(a) Forward Share Purchase. Subject to the conditions set forth in Section 4, on the three (3) month anniversary of the date of the closing of the Business Combination (the “Business Combination Closing Date”), the Investors may each individually elect to sell and transfer to the Company, and the Company shall purchase from each Investor, up to that number of Shares (including any Additional Shares) that are then held by such Investor, and have been continuously held by such Investor since the Business Combination Closing Date, but not to exceed 2,500,000 Shares (including any Additional Shares) in the aggregate between the Investors, unless otherwise agreed in writing by all Parties, at a price per Share equal to $10.15 per Share (the “Shares Purchase Price”). Each Investor shall notify the Company and the Escrow Agent in writing five (5) Business Days (as defined below) prior to the three (3) month anniversary of the Business Combination Closing Date whether or not such Investor is exercising such Investor’s right to sell any of the Shares (including any Additional Shares) held by such Investor to the Company pursuant to this Agreement (each, a “Shares Sale Notice”). Any Investor that fails to timely deliver a Shares Sales Notice in accordance with the immediately preceding sentence shall be deemed to have forfeited its right to sell any Shares (including any Additional Shares) to the Company pursuant to this Agreement.

(b) Shares Closing. If a Shares Sale Notice is timely delivered by any Investor to the Company and Escrow Agent, the closing of the sale of the Shares contemplated in each such timely delivered Share Sales Notice (the “Shares Closing”) shall occur no later than the three (3) month anniversary of the Business Combination Closing Date (the “Shares Closing Date”). On the Shares Closing Date, each selling Investor shall deliver, or cause to be delivered, the Shares (including any Additional Shares) subject to the applicable Shares Sale Notice free and clear of all liens and encumbrances to the Escrow Agent, and in exchange therefor, the Escrow Agent shall deliver to each such selling Investor(s) an amount equal to (i) the Shares Purchase Price multiplied by (ii) the number of Shares being sold by such selling Investor (with respect to any particular selling Investor, the “Investor Shares Purchase Price”), which shall be paid by wire transfer of immediately available funds from the Escrow Account. The Escrow Agent shall, (i) without delay, release from the Escrow Account to each selling Investor on the Shares Closing Date, for such selling Investor’s use without restriction, an amount equal to such Investor’s Investor Shares Purchase Price, and (ii) promptly deliver such sold Shares to the Company.

2. Representations and Warranties of the Investors. Each Investor represents and warrants to GigCapital4, severally and not jointly, as follows, as of the date hereof:

(a) Organization and Power. Such Investor is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to carry on its business as presently conducted and as proposed to be conducted.

(b) Authorization. Each Investor has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by each Investor will constitute the valid and legally binding obligation of each Investor enforceable against it in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies ((i) and (ii) collectively, the “Enforceability Exceptions”).

(c) Governmental Consents and Filings. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of such Investor in connection with the consummation of the transactions contemplated by this Agreement (collectively, the “Transactions”) other than disclosure reports regarding such transactions that such Investor is required to file in accordance with the terms of the Exchange Act (as defined below).

(d) Compliance with Other Instruments. The execution, delivery and performance by each Investor of this Agreement and the consummation each Investor of the Transactions will not result in any violation or default (i) of any provisions of its organizational documents, (ii) of any instrument, judgment, order, writ or decree to which it is a party or by which it is bound, (iii) under any note, indenture or mortgage to which it is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound, or (v) of any provision of federal or state statute, rule or regulation applicable to it, in each case (other than clause (i)), which would have a material adverse effect on such Investor or its ability to consummate the Transactions.

(e) Share-Holdings. As of the date of this Agreement, neither Investor holds any Shares.

(f) Disclosure of Information. Each Investor has had an opportunity to discuss GigCapital4’s and the Company’s business, management and financial affairs, and the terms and conditions of this Agreement, as well as the terms of the Business Combination, with GigCapital4’s management.

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(g) No Other Representations and Warranties; Non-Reliance. Except for the specific representations and warranties contained in this Section 2 and in any certificate or written agreement delivered pursuant hereto, neither the Investor or any person acting on behalf of either Investor nor any of the Investors’ respective affiliates (collectively, the “Investor Parties”) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to either Investor, and the Investor Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by GigCapital4 in Section 3 of this Agreement, in any certificate or written agreement delivered pursuant hereto and in any public filings, the Investor Parties specifically disclaim that they are relying upon any other representations or warranties that may have been made by the GigCapital4 Parties (as defined below).

3. Representations and Warranties of GigCapital4. GigCapital4 represents and warrants to each Investor as follows:

(a) Organization and Corporate Power. GigCapital4 is a corporation duly incorporated, validly existing and in good standing as a corporation under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted. GigCapital4 has no subsidiaries other than the merger subsidiary referenced in the recitals hereto that was formed for the purpose of effecting the Business Combination.

(b) Authorization. All corporate action required to be taken by GigCapital4’s Board of Directors in order to authorize GigCapital4 to enter into this Agreement has been taken. This Agreement, when executed and delivered by GigCapital4, shall constitute the valid and legally binding obligation of GigCapital4, enforceable against GigCapital4 in accordance with its term, subject to the effect of the Enforceability Exceptions.

(c) Disclosure. GigCapital4 has not disclosed to the Investors material non-public information with respect to GigCapital4 or the Business Combination, other than any such information that shall be publicly disclosed by GigCapital4 either by the issuance of a press release or the filing with the Commission a Current Report on Form 8-K, in each case, by 9:00 a.m., Eastern Time on the first Business Day immediately following the date that the Parties enter into this Agreement. Such public disclosure shall disclose the name of the Investors as having entered into the Agreement.

(d) Governmental Consents and Filings. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of GigCapital4 in connection with the consummation of the Transactions, other than disclosure reports regarding such transactions GigCapital4 is required to file in accordance with the terms of the Exchange Act.

(e) Compliance with Other Instruments. The execution, delivery and performance by GigCapital4 of this Agreement and the consummation by GigCapital4 of the Transactions will not result in any violation or default (i) of any provisions of its organizational documents, (ii) of any instrument, judgment, order, writ or decree to which it is a party or by which it is bound, (iii) under any note, indenture or mortgage to which it is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound, or (v) of any provision of federal or state statute, rule or regulation applicable to it, in each case (other than clause (i)), which would have a material adverse effect on GigCapital4 or its ability to consummate the Transactions.

(f) Adequacy of Financing. The Company will have available to it sufficient funds to satisfy its obligations under this Agreement.

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(g) SEC Filings. To the knowledge of GigCapital4, none of GigCapital4’s reports and other filings with the Commission, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(h) Most Favored Nation. Subject to the exception provided for in Section 4(g) with regard to what constitutes a Company Material Adverse Effect for the purposes of Section 6(c), the material terms of any Additional Investor Agreements (as such term is defined below) already entered into by GigCapital4 are no more favorable to such Additional Investors (as such term is defined below) thereunder than the terms of this Agreement are in respect of the Investors hereunder.

(i) No Other Representations and Warranties; Non-Reliance. Except for the specific representations and warranties contained in this Section 3 and in any certificate or written agreement delivered pursuant hereto or in any public filings, neither GigCapital4 or any person on behalf of GigCapital4 nor any of GigCapital4’s affiliates (collectively, the “GigCapital4 Parties”) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to GigCapital4, the Company, the Transactions or the Business Combination, and the GigCapital4 Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by each Investor in Section 2 of this Agreement and in any certificate or agreement delivered pursuant hereto, the GigCapital4 Parties specifically disclaim that they are relying upon any other representations or warranties that may have been made by the Investor Parties.

4. Additional Agreements.

(a) No Short Sales. Each Investor agrees not to engage in any transactions involving any Short Sales involving any securities of GigCapital4 or the Company prior to the Share Closing Date. For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities and Exchange Act of 1934 (as amended, the “Exchange Act”).

(b) No Redemptions; No Tenders. Each Investor further agrees not to (i) request redemption of any of the Shares (including any Additional Shares) in conjunction with GigCapital4’s stockholders’ approval of the Business Combination, or (ii) tender the Shares (including any Additional Shares) to GigCapital4 in response to any redemption or tender offer that GigCapital4 may commence for its shares of common stock; provided that (x) all of the Additional Investors shall be bound by a substantially similar restriction as set forth in this Section 4(b) in the Additional Investor Agreements (as defined below), and (y) the Shares subject to this Section 4(b) shall not represent more than twenty-five percent (25%) of the aggregate number of shares of common stock of GigCapital4 subject to such restriction (or a substantially similar restriction) pursuant to this Agreement and the Additional Investor Agreements (and in the event that fewer than an aggregate of 10,000,000 shares of common stock of GigCapital4 are subject to such a restriction (or a substantially similar restriction) pursuant to this Agreement and the Additional Investor Agreements, the number of Shares set forth in Section 1(a) (solely for the purposes of this Section 4(b)) shall be reduced ratably such that the aggregate number of Shares subject to such restrictions shall be no more than twenty-five percent (25%) of the total number of shares of common stock of GigCapital4 that are subject to such restrictions pursuant to the Agreement and the Additional Investor Agreements, unless otherwise mutually agreed upon in writing).

(c) Option to Purchase Additional Shares and Certain Derivatives. GigCapital4 hereby acknowledges that nothing in this Agreement shall prohibit either Investor from purchasing from third parties prior to the Business Combination Closing Date additional shares of common stock of GigCapital4, including shares that have previously been tendered by third parties for redemption in conjunction with GigCapital4’s stockholders’ approval of the Business Combination, to the extent such third parties unwind

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such tenders for redemption (the “Additional Shares”), or any warrants, convertible notes or options (including puts or calls) of GigCapital4; provided, the aggregate number of Shares and Additional Shares owned by the Investors and subject to Sections 1, 4(b) (including after application of any ratable reduction as provided for in Section 4(b)) and 4(c) shall not exceed 2,500,000 shares of common stock of GigCapital4, in the aggregate among the Investors, unless otherwise agreed in writing by all Parties. For the avoidance of doubt, all Additional Shares shall be deemed Shares for all purposes hereunder and shall be purchased by the Company in accordance with Section 1.

(d) Open Market Sale. Notwithstanding anything to the contrary herein, the Parties agree that each Investor shall, commencing on the day after the date by which shares of common stock of GigCapital4 must be tendered for redemption in conjunction with GigCapital4’s stockholders’ approval of the Business Combination (the “Redemption Date”), have the right, but not the obligation, to sell any or all of the Shares (including any Additional Shares) in the open market if the sale price exceeds $10.00 per Share prior to payment of any commissions due by the Investors for such sale. Each Investor shall give written notice to the Company and Escrow Agent of any sale of the Shares (including any Additional Shares) pursuant to Section 4(d) within three (3) Business Days following the date of such sale (each, an “Open Market Sale Notice”), and each Open Market Sale Notice shall include the date of the sale, the number of Shares sold, and confirmation that the sale price per Share was greater than $10.00 per Share prior to the payment of any commissions due by the Investor for the sale. If the Investors sell any Shares (including any Additional Shares) in the open market after the Redemption Date and prior to the one (1) month anniversary of the Business Combination Closing Date at a sales price per Share that is greater than $10.05 (such sale, the “Early Sale” and such shares, the “Early Sale Shares”), then, within five (5) Business Days of the Company’s and the Escrow Agent’s receipt of such Open Market Sale Notice, the Escrow Agent shall release from the Escrow Account (x) to each selling Investor an amount equal to $0.05 per Early Sale Share sold by such Investor (the “Early Sale Premium”) and (y) to the Company an amount equal to $10.10 per Early Sale Share sold in such Early Sale.

(e) Escrow.

(i) Simultaneously with the closing of the Business Combination, GigCapital4 shall deposit, for good and valuable consideration, the receipt, sufficiency and adequacy of which GigCapital4 hereby acknowledges, into an escrow account (the “Escrow Account”) with Continental Stock Transfer & Trust Company (the “Escrow Agent”), subject to the terms of a written escrow agreement (the “Escrow Agreement”) substantially in the form attached as Exhibit A hereto and to be entered into prior to the Redemption Date, an amount equal to the lesser of (x) $25,375,000 and (y) $10.15 multiplied by the number of Shares and Additional Shares held by the Investors as of the closing of the Business Combination. Concurrently with the execution of the Escrow Agreement, the Company shall provide irrevocable written instructions to the Escrow Agent to release from the Escrow Account the aggregate Shares Purchase Price in accordance with Section 1 and the aggregate Early Sales Premium in accordance Section 4(d). The payments to be made by the Company to each Investor in accordance with Section 1 or Section 4(d), if applicable, will be made solely with funds from the Escrow Account.

(ii) In the event that any Investor sells any Shares (including any Additional Shares) as provided in Section 4(d), upon receipt by the Company and the Escrow Agent of an Open Market Sale Notice, the Escrow Agent shall release from the Escrow Account to the Company for the Company’s use without restriction an aggregate amount equal to the number of Shares (including any Additional Shares) sold multiplied by $10.15; provided that if an Investor sold any Early Sale Shares, within five (5) Business Days of the Company’s and the Escrow Agent’s receipt of the applicable Open Market Sale Notice, the Escrow Agent shall release from the Escrow Account (a) for the selling Investor’s use without restriction an amount equal to the Early Sale Premium with respect to the Early Sale Shares sold by such Investor, and (b) for the Company’s use without restriction an amount equal to the number of Early Sale Shares sold in the Early Sale multiplied by $10.10.

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(iii) In the event that any Investor elects not to sell to the Company any Shares (including any Additional Shares) held by such Investor by either (A) delivering a written notice to the Escrow Agent stating such Investor’s intention not to sell any Shares (or any Additional Shares) to the Escrow Agent, or (B) such Investor failing to timely deliver a Shares Sale Notice to the Company pursuant to Section 1(a) for all of its Shares, the Escrow Agent shall release from the Escrow Account to the Company for the Company’s use without restriction an amount equal to (x) $10.15 multiplied by (y) the number of Shares held by such Investor.

(f) Notification. The Company shall notify each Investor of the occurrence of any event that would make any of the representations and warranties of GigCapital4 set forth in Section 3 untrue or incorrect at any time between the date of this Agreement and the Shares Closing Date, except where the failure of a representation and warranty to be true and correct would not have a material adverse effect on GigCapital4 or the Company’s ability to consummate the Transactions.

(g) Most Favored Nation. Shortly before the execution of this Agreement, GigCapital4 may have entered into, or concurrently with, or shortly after, the execution of this Agreement, GigCapital4 may enter into, separate agreements with other investors (the “Additional Investors”) for the purchase and sale of GigCapital4 common stock imposing restrictions on dispositions of GigCapital4 common stock by the Additional Investors similar to those herein ((i) and (ii) collectively, the “Additional Investor Agreements”). GigCapital4 agrees not to provide the Additional Investors material terms in the Additional Investor Agreements that are more favorable to such Additional Investors than the terms provided to the Investors in this Agreement, except that (i) the Additional Investor Agreements for Additional Investors (including with such Additional Investors’ affiliates) who are not parties to a Note Subscription Agreement (as defined in the Merger Agreement) will, solely for the purposes of the Additional Investor Agreements to which such Additional Investors are a party, have an expanded definition of what constitutes a Company Material Adverse Effect for the purposes of Section 6(c), and this shall not constitute a breach of this Section 4(g) or provide any rights to either Investor notwithstanding the subsequent sentence and (ii) the Additional Investor Agreements may provide that the ratable reduction in the number of Shares contemplated in Section 4(b) applies for purposes beyond Section 4(b), including by ratably reducing the number of Shares subject to Section 1(a) (or, in each case in this clause (ii), the section(s) of such Additional Investor Agreements containing the provisions analogous to those set forth in Section 1(a) or Section 4(b) hereof, as applicable). In the event that GigCapital4 provides the Additional Investors with material terms in the Additional Investor Agreements that are more favorable than the terms provided to the Investors in this Agreement at any time prior to the Business Combination Closing Date, GigCapital4 shall promptly inform each Investor of such more favorable terms, and each Investor shall have the mutual right to elect to have such more favorable terms included herein, in which case the Parties shall promptly amend this Agreement to effect the same.

(h) Security Agreement in Escrow Account. To secure the obligations of GigCapital4 and the Company under this Agreement, GigCapital4 and the Company each grant to each Investor a security interest in, and lien on, all right, title, and interest of GigCapital4 and the Company in and to the Escrow Account in respect of all funds required to satisfy GigCapital4’s and the Company’s obligations hereunder, the Escrow Agreement, all rights related thereto, and all proceeds, products, and profits of the foregoing. In the event of a default by GigCapital4 or the Company under this Agreement or the Escrow Agreement, then, in addition to any other rights each Investor may have under this Agreement, the Escrow Agreement, and applicable law, each Investor shall also have the rights and remedies of a secured party under the Uniform Commercial Code as enacted in the State of New York. GigCapital4 and the Company shall use commercially reasonable efforts to prepare and file such UCC financing statements or other documents as reasonably directed by each Investor with respect to their security interests.

(i) Indemnification. GigCapital4 (referred to as the “Indemnitor”) agrees to indemnify each Investor and their respective officers, directors, employees, agents and shareholders (collectively referred to as the “Indemnitees”) against, and hold them harmless of and from, any and all loss, liability, cost, damage and expense, including without limitation, reasonable and documented out-of-pocket outside counsel fees, which the Indemnitees may suffer or incur by reason of any action, claim or proceeding, in each case, brought by a third party creditor of GigCapital4, the Company or any of their respective subsidiaries asserting that the Investors are not entitled to receive the aggregate Share Purchase Price or such portion thereof as they are entitled to receive pursuant to Section 1(a) and Section 4(d) of this Agreement, in each case unless such action, claim or proceeding is the result of the fraud, bad faith, willful misconduct or gross negligence of any Indemnitee.

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5. Closing Conditions. The obligation of the Company to purchase the Shares at the Shares Closing under this Agreement shall be subject in all respects to the consummation of the Business Combination, such Shares being free and clear of all liens and other encumbrances as of the Shares Closing and such Shares being continuously held by the Investors from the closing of the Business Combination through the three (3) month anniversary of the Business Combination Closing Date.

6. Termination. This Agreement may be terminated as follows:

(a) at any time by mutual written consent of all Parties;

(b) automatically if the stockholders of GigCapital4 fail to approve the Business Combination; and

(c) prior to the closing of the Business Combination by mutual agreement of each Investor if there occurs a Company Material Adverse Effect (as defined in the Merger Agreement).

In the event of termination in accordance with Section 6(a), 6(b) or 6(c), this Agreement shall forthwith become null and void and have no effect, without any liability on the part of either Investor, GigCapital4, or the Company and their respective directors, officers, employees, partners, managers, members, or stockholders and all rights and obligations of each Party shall cease; provided, however, that nothing contained in this Section 6 shall relieve any Party from liabilities or damages arising out of any actual fraud or willful breach by such party of any of its representations, warranties, covenants or agreements contained in this Agreement prior to termination of this Agreement.

7. General Provisions.

(a) Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (i) personal delivery to the Party to be notified, (ii) when sent, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next Business Day, (iii) five (5) Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next Business Day delivery, with written verification of receipt. All notices and other communications sent to a Party shall be sent to the e-mail address or address as set forth on the signature page of such Party hereto, or to such e-mail address or address as subsequently modified by written notice given by such Party in accordance with this Section 7(a).

(b) No Finder’s Fees. Each Party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with the Transactions. Each Investor agrees to indemnify and to hold harmless GigCapital4 from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of the Transactions (and the costs and expenses of defending against such liability or asserted liability) for which the Investors, or any of their respective officers, employees or representatives is responsible or arising out of any agreement entered into by any such person or entity. GigCapital4 agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of the Transactions (and the costs and expenses of defending against such liability or asserted liability) for which GigCapital4 or any of its officers, employees or representatives is responsible or arising out of any agreement entered into by any such person or entity.

(c) Survival of Representations and Warranties. All of the representations and warranties contained herein shall survive the Shares Closing.

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(d) Entire Agreement. This Agreement, together with any documents, instruments and writings that are delivered pursuant hereto or referenced herein, constitute the entire agreement and understanding of the Parties in respect of its subject matter and supersedes all prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they relate in any way to the subject matter hereof or to the Transactions.

(e) Successors. All of the terms, agreements, covenants, representations, warranties, and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the Parties and their respective successors. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the Parties or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f) Assignments. Except as otherwise specifically provided herein, no Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the each of the other Parties.

(g) Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. Signatures sent by facsimile transmission or in PDF format shall be deemed to be originals for all purposes of this Agreement.

(h) Headings. The section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

(i) Governing Law; Jurisdiction. This Agreement, the entire relationship of the Parties, and any litigation among the Parties (whether grounded in contract, tort, statute, law or equity) shall be governed by, construed in accordance with, and interpreted pursuant to the laws of the State of Delaware, without giving effect to its choice of laws or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Any dispute arising from or relating to the relative rights of the parties hereto and all other questions concerning the construction, validity and interpretation of this Agreement, shall be brought exclusively in the Court of Chancery of the State of Delaware (the “Court of Chancery”) or, to the extent the Court of Chancery does not have subject matter jurisdiction, the United States District Court for the District of Delaware and the appellate courts having jurisdiction of appeals in such courts (the “Delaware Federal Court”) or, to the extent neither the Court of Chancery nor the Delaware Federal Court has subject matter jurisdiction, the Superior Court of the State of Delaware (the “Chosen Courts”), and, solely with respect to any such action (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action in the Chosen Courts, and (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party hereto.

(j) MUTUAL WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES HERETO, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT AND/OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(k) Amendments. This Agreement may not be amended, modified or waived as to any particular provision, except with the prior written consent of all Parties.

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(l) Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any Party or to any circumstance, is adjudged by a governmental authority, arbitrator, or mediator not to be enforceable in accordance with its terms, the Parties agree that the governmental authority, arbitrator, or mediator making such determination will have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its reduced form, such provision will then be enforceable and will be enforced.

(m) Expenses. At the Business Combination Closing Date, GigCapital4 shall pay the reasonable and documented out-of-pocket fees and expenses of legal counsel to the Investors, in an amount not to exceed, the product of (A) $2,000 multiplied by (B) (i) the number of Shares subject to the Investors’ collective obligations not to redeem divided by (ii) 1,000,000.

(n) Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties and no presumption or burden of proof will arise favoring or disfavoring any Party because of the authorship of any provision of this Agreement. For purposes of this Agreement, “Business Day” means any day other than Saturday, Sunday, or a day on which commercial banks in New York are obligated by any applicable law to close. Any reference to any federal, state, local, or foreign law will be deemed also to refer to law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The Parties intend that each representation, warranty, and covenant contained herein will have independent significance. If a Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party has not breached will not detract from or mitigate the fact that such party is in breach of the first representation, warranty, or covenant.

(o) Waiver. No waiver by a Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent occurrence.

(p) Specific Performance. Each Party agrees that irreparable damage may occur in the event any provision of this Agreement was not performed by any other Party in accordance with the terms hereof and that the other Parties shall be entitled to seek specific performance of the terms hereof, in addition to any other remedy at law or equity.

[Signature page follows]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

Investors:

HIGHBRIDGE TACTICAL CREDIT MASTER FUND, L.P.
By: Highbridge Capital Management, LLC, as Trading Manager

By: /s Jonathan Segal
Name: Jonathan Segal
Title: Managing Director, Co-Chief Investment Officer

HIGHBRIDGE SPAC OPPORTUNITY FUND, L.P.
By: Highbridge Capital Management, LLC, as Trading Manager

By: /s Jonathan Segal
Name: Jonathan Segal
Title: Managing Director, Co-Chief Investment Officer

Address for Notices to each Investor:

Highbridge Capital Management, LLC 277 Park Ave. 23rd Floor
New York, NY 10172
E-mail:
Phone:
Attention:

GigCapital4:

GIGCAPITAL4, INC.

By: /s Dr. Raluca Dinu
Name: Dr. Raluca Dinu
Title: President & CEO

Address for Notices:

GigCapital4, Inc. 1731 Embarcadero Road, Suite 200
Palo Alto, CA 94303
Attention: Chief Executive Office

Signature Page to Forward Share Purchase Agreement

Exhibit A

Escrow Agreement

(attached hereto)

Exhibit 10.2

FORWARD SHARE PURCHASE AGREEMENT

This Forward Share Purchase Agreement (this “Agreement”) is entered into as of October 14, 2021, by and among (i) GigCapital4, Inc., a Delaware corporation (“GigCapital4”), (ii) Glazer Capital, LLC, a Delaware limited liability company (“Glazer”), and (iii) Meteora Capital, LLC, a Delaware limited liability company (“Meteora”), on behalf of itself and its affiliated investment funds (together with Glazer and Meteora, each individually an “Investor” and collectively, the “Investors”). Each of GigCapital4, Glazer and Meteora is individually referred to herein as a “Party” and collectively as the “Parties”. Each of Glazer and Meteora is individually referred to herein as a “Principal Investor” and together, the “Principal Investors”. Each Investor (other than the Principal Investors) is individually referred to herein as a “Non-Principal Investor” and together, the “Non-Principal Investors”).

Recitals

WHEREAS, GigCapital4 is a Private-to-Public Equity (PPE)™ company, also known as a blank check company or special purpose acquisition company, formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses;

WHEREAS, GigCapital4 has entered into an agreement and plan of merger (as amended from time to time, the “Merger Agreement”) with BigBear.ai Holdings, LLC, a Delaware limited liability company (“BigBear”), pursuant to which a wholly-owned merger subsidiary of GigCapital4 will merge with and into BigBear, and then BigBear as the surviving company of that merger will merge with and into GigCapital4 (such transactions, the “Business Combination”), which will be renamed BigBear.ai Holdings, Inc. upon the consummation of that second merger (BigBear.ai Holdings, Inc., as the post-combination company shall be referred to herein as the “Company”), and GigCapital4 has filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “Commission”) that will seek, among other things, stockholder approval of the Business Combination; and

WHEREAS, the Parties wish to enter into this Agreement, pursuant to which the Company shall purchase from the Investors, and the Investors may sell and transfer to the Company, in each case, subject to the conditions set forth herein, certain shares of common stock, par value $0.0001 per share of GigCapital4 held by the Investors (the “Shares”) on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the Parties agree as follows:

Agreement

1.	Sale of Shares; Shares Purchase and Sale; Closing.

(a) Forward Share Purchase. Subject to the conditions set forth in Section 4, on the three (3) month anniversary of the date of the closing of the Business Combination (the “Business Combination Closing Date”), the Investors may elect to sell and transfer to the Company, and the Company shall purchase from the Investors, up to that number of Shares (including any Additional Shares) that are then held by the Investors, and have been continuously held by the Investors since the Business Combination Closing Date, but not to exceed 5,000,000 Shares (including any Additional Shares) in the aggregate unless otherwise agreed in writing by all Parties, at a price per Share equal to $10.15 per Share (the “Shares Purchase Price”). Each Principal Investor shall, and the Principal Investors shall cause the Non-Principal Investors to, notify the Company and the Escrow Agent in writing five (5) Business Days (as defined below) prior to the three

(3) month anniversary of the Business Combination Closing Date whether or not such Investor is exercising such Investor’s right to sell any of the Shares (including any Additional Shares) held by such Investor to the Company pursuant to this Agreement (each, a “Shares Sale Notice”). Any Investor that fails to timely deliver a Shares Sales Notice in accordance with the immediately preceding sentence shall be deemed to have forfeited its right to sell any Shares (including any Additional Shares) to the Company pursuant to this Agreement.

(b) Shares Closing. If a Shares Sale Notice is timely delivered by any Investor to the Company and Escrow Agent, the closing of the sale of the Shares contemplated in each such timely delivered Share Sales Notice (the “Shares Closing”) shall occur no later than the three (3) month anniversary of the Business Combination Closing Date (the “Shares Closing Date”). On the Shares Closing Date, each selling Investor shall deliver, or cause to be delivered, the Shares (including any Additional Shares) subject to the applicable Shares Sale Notice free and clear of all liens and encumbrances to Escrow Agent and, in exchange therefor, the Escrow Agent shall deliver to each such selling Investor(s) an amount equal to (i) the Shares Purchase Price multiplied by (ii) the number of Shares being sold by such selling Investor (with respect to any particular selling Investor, the “Investor Shares Purchase Price”), which shall be paid by wire transfer of immediately available funds from the Escrow Account. The Escrow Agent shall, (i) without delay, release from the Escrow Account to each selling Investor on the Shares Closing Date, for such selling Investor’s use without restriction, an amount equal to such Investor’s Investor Shares Purchase Price, and (ii) promptly deliver such sold Shares to the Company.

2. Representations and Warranties of the Principal Investors. Each Principal Investor represents and warrants to GigCapital4, severally and not jointly, and Meteora (and not Glazer) represents and warrants to GigCapital4 on behalf of the Non-Principal Investors as follows, as of the date hereof:

(a) Organization and Power. Such Investor is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to carry on its business as presently conducted and as proposed to be conducted.

(b) Authorization. Such Principal Investor has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by such Principal Investor will constitute the valid and legally binding obligation of such Principal Investor enforceable against it in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies ((i) and (ii) collectively, the “Enforceability Exceptions”).

(c) Governmental Consents and Filings. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of such Investor in connection with the consummation of the transactions contemplated by this Agreement (collectively, the “Transactions”) other than disclosure reports regarding such transactions that such Investor is required to file in accordance with the terms of the Exchange Act (as defined below).

(d) Compliance with Other Instruments. The execution, delivery and performance by such Principal Investor of this Agreement and the consummation by such Principal Investor and the other Investors of the Transactions will not result in any violation or default (i) of any provisions of its organizational documents, (ii) of any instrument, judgment, order, writ or decree to which it is a party or by which it is bound, (iii) under any note, indenture or mortgage to which it is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound, or (v) of any provision of federal or state statute, rule or regulation applicable to it, in each case (other than clause (i)), which would have a material adverse effect on such Principal Investor or any of the other Investors or its or their ability to consummate the Transactions.

(e) Share-Holdings. As of the date of this Agreement, the Investors collectively hold 6,416 Shares, with the per Investor holdings of Shares set forth on Appendix A hereto.

(f) Disclosure of Information. Such Principal Investor has had an opportunity to discuss GigCapital4’s and the Company’s business, management and financial affairs, and the terms and conditions of this Agreement, as well as the terms of the Business Combination, with GigCapital4’s management.

(g) No Other Representations and Warranties; Non-Reliance. Except for the specific representations and warranties contained in this Section 2 and in any certificate or written agreement delivered pursuant hereto, neither any Principal Investor or any person acting on behalf of such Principal Investor nor any of such Principal Investor’s affiliates (collectively, the “Principal Investor Parties”) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to such Principal Investor or the other Investors, and the Principal Investor Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by GigCapital4 in Section 3 of this Agreement, in any certificate or written agreement delivered pursuant hereto and in any public filings, the Principal Investor Parties specifically disclaim that they are relying upon any other representations or warranties that may have been made by the GigCapital4 Parties (as defined below).

3. Representations and Warranties of GigCapital4. GigCapital4 represents and warrants to each Principal Investor as follows:

(a) Organization and Corporate Power. GigCapital4 is a corporation duly incorporated, validly existing and in good standing as a corporation under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted. GigCapital4 has no subsidiaries other than the merger subsidiary referenced in the recitals hereto that was formed for the purpose of effecting the Business Combination.

(b) Authorization. All corporate action required to be taken by GigCapital4’s Board of Directors in order to authorize GigCapital4 to enter into this Agreement has been taken. This Agreement, when executed and delivered by GigCapital4, shall constitute the valid and legally binding obligation of GigCapital4, enforceable against GigCapital4 in accordance with its term, subject to the effect of the Enforceability Exceptions.

(c) Disclosure. GigCapital4 has not disclosed to either Principal Investor material non-public information with respect to GigCapital4 or the Business Combination, other than any such information that shall be publicly disclosed by GigCapital4 either by the issuance of a press release or the filing with the Commission a Current Report on Form 8-K, in each case, by 9:00 a.m., Eastern Time on the first Business Day immediately following the date that the Parties enter into this Agreement. Such public disclosure shall disclose the name of the Principal Investors as having entered into the Agreement.

(d) Governmental Consents and Filings. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of GigCapital4 in connection with the consummation of the Transactions, other than disclosure reports regarding such transactions GigCapital4 is required to file in accordance with the terms of the Exchange Act.

(e) Compliance with Other Instruments. The execution, delivery and performance by GigCapital4 of this Agreement and the consummation by GigCapital4 of the Transactions will not result in any violation or default (i) of any provisions of its organizational documents, (ii) of any instrument, judgment, order, writ or decree to which it is a party or by which it is bound, (iii) under any note, indenture or mortgage to which it is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound, or (v) of any provision of federal or state statute, rule or regulation applicable to it, in each case (other than clause (i)), which would have a material adverse effect on GigCapital4 or its ability to consummate the Transactions.

(f) Adequacy of Financing. The Company will have available to it sufficient funds to satisfy its obligations under this Agreement.

(g) SEC Filings. To the knowledge of GigCapital4, none of GigCapital4’s reports and other filings with the Commission, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(h) Most Favored Nation. The material terms of any Additional Investor Agreements (as such term is defined below) already entered into by GigCapital4 are no more favorable to such Additional Investors (as such term is defined below) thereunder than the terms of this Agreement are in respect of the Investors hereunder.

(i) No Other Representations and Warranties; Non-Reliance. Except for the specific representations and warranties contained in this Section 3 and in any certificate or written agreement delivered pursuant hereto or in any public filings, neither GigCapital4 or any person on behalf of GigCapital4 nor any of GigCapital4’s affiliates (collectively, the “GigCapital4 Parties”) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to GigCapital4, the Company, the Transactions or the Business Combination, and the GigCapital4 Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by the Principal Investors in Section 2 of this Agreement and in any certificate or agreement delivered pursuant hereto, the GigCapital4 Parties specifically disclaim that they are relying upon any other representations or warranties that may have been made by the Principal Investor Parties.

4. Additional Agreements.

(a) No Short Sales. Each Principal Investor agrees not to, and Meteora agrees to cause the Non-Principal Investors not to, engage in any transactions involving any Short Sales involving any securities of GigCapital4 or the Company. For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities and Exchange Act of 1934 (as amended, the “Exchange Act”).

(b) No Redemptions; No Tenders. Each Principal Investor further agrees not to, and Meteora will cause the Non-Principal Investors not to, (i) request redemption of any of the Shares (including any Additional Shares) in conjunction with GigCapital4’s stockholders’ approval of the Business Combination, or (ii) tender the Shares (including any Additional Shares) to GigCapital4 in response to any redemption or tender offer that GigCapital4 may commence for its shares of common stock; provided that (x) all of the Additional Investors shall be bound by a substantially similar restriction as set forth in this Section 4(b) in the Additional Investor Agreements (as defined below), and (y) the Shares subject to this Section 4(b) shall not represent more than fifty percent (50%) of the aggregate number of shares of common stock of GigCapital4 subject to such restriction (or a substantially similar restriction) pursuant to this Agreement and the Additional Investor Agreements provided, however that in the event that fewer than an aggregate of 10,000,000 shares of common stock of GigCapital4 are subject to such a restriction (or a substantially similar restriction) pursuant to this Agreement and the Additional Investor Agreements, the number of Shares set forth in Section 1(a) shall be reduced ratably such that the aggregate number of Shares subject to such restrictions shall be no more than fifty percent (50%) of the total number of shares of common stock of GigCapital4 that are subject to such restrictions pursuant to the Agreement and the Additional Investor Agreements, unless otherwise mutually agreed upon in writing.

(c) Option to Purchase Additional Shares and Certain Derivatives. GigCapital4 hereby acknowledges that nothing in this Agreement shall prohibit the Investors from purchasing from third parties prior to the Business Combination Closing Date additional shares of common stock of GigCapital4, including shares that have previously been tendered by third parties for redemption at their original redemption value in conjunction with GigCapital4’s stockholders’ approval of the Business Combination, to the extent such third parties unwind such tenders for redemption (the “Additional Shares”), or any warrants, convertible notes or options (including puts or calls) of GigCapital4; provided, the aggregate number of Shares and Additional Shares owned by the Investors and subject to Sections 1, 4(b) and 4(c) shall not exceed 5,000,000 shares of common stock of GigCapital4, unless otherwise agreed in writing by all Parties. For the avoidance of doubt, all Additional Shares shall be deemed Shares for all purposes hereunder and shall be purchased by the Company in accordance with Section 1.

(d) Open Market Sale. Notwithstanding anything to the contrary herein, the Parties agree that the Investors shall, commencing on the day after the date by which shares of common stock of GigCapital4 must be tendered for redemption in conjunction with GigCapital4’s stockholders’ approval of the Business Combination (the “Redemption Date”), have the right, but not the obligation, to sell any or all of the Shares (including any Additional Shares) in the open market if the sale price exceeds $10.00 per Share prior to payment of any commissions due by the Investors for such sale. The Principal Investors shall, and Meteora shall cause all selling Non-Principal Investor to, give written notice to the Company and Escrow Agent of any sale of the Shares (including any Additional Shares) pursuant to Section 4(d) within three (3) Business Days following the date of such sale (each, an “Open Market Sale Notice”), and each Open Market Sale Notice shall include the date of the sale, the number of Shares sold, and confirmation that the sale price per Share was greater than $10.00 per Share prior to the payment of any commissions due by the Investor for the sale. If the Investors sell any Shares (including any Additional Shares) in the open market after the Redemption Date and prior to the one (1) month anniversary of the Business Combination Closing Date at a sales price per Share that is greater than $10.05 (such sale, the “Early Sale” and such shares, the “Early Sale Shares”), then, within five (5) Business Days of the Company’s and the Escrow Agent’s receipt of such Open Market Sale Notice, the Escrow Agent shall release from the Escrow Account (x) to each selling Investor an amount equal to $0.05 per Early Sale Share sold by such Investor (the “Early Sale Premium”) and (y) to the Company an amount equal to $10.10 per Early Sale Share sold in such Early Sale.

(e) Escrow.

(i) Simultaneously with the closing of the Business Combination, GigCapital4 shall deposit, for good and valuable consideration, the receipt, sufficiency and adequacy of which GigCapital4 hereby acknowledges, into an escrow account (the “Escrow Account”) with Continental Stock Transfer & Trust Company (the “Escrow Agent”), subject to the terms of a written escrow agreement (the “Escrow Agreement”) substantially in the form attached as Exhibit A hereto and to be entered into on or prior to the Business Combination Closing Date, an amount equal to the lesser of (x) $50,750,000 and (y) $10.15 multiplied by the number of Shares and Additional Shares held by the Investors as of the closing of the Business Combination, including after application of any ratable reduction as provided for in Section 4(b) (the “Escrowed Funds”). The Escrow Agreement shall irrevocably cause the Escrow Agent to release from the Escrow Account the aggregate Shares Purchase Price in accordance with Section 1 and the aggregate Early Sales Premium in accordance Section 4(d). The payments to be made by the Escrow Agent to the Investors in accordance with Section 1 or Section 4(d), if applicable, will be made solely with the Escrowed Funds.

(ii) In the event that any Investor sells any Shares (including any Additional Shares) as provided in Section 4(d), upon receipt by the Company of an Open Market Sale Notice, the Company may issue instructions to the Escrow Agent to release from the Escrow Account to the Company for the Company’s use without restriction an aggregate amount equal to the number of Shares (including any Additional Shares) sold multiplied by $10.15; provided that if an Investor sold any Early Sale Shares, within five (5) Business Days of the Company’s and the Escrow Agent’s receipt of the applicable Open Market Sale Notice, the Escrow Agent shall release from the Escrow Account (a) for the selling Investor’s use without restriction an amount equal to the Early Sale Premium with respect to the Early Sale Shares sold by such Investor, and (b) for the Company’s use without restriction an amount equal to the number of Early Sale Shares sold in the Early Sale multiplied by $10.10.

(iii) In the event that any Investor elects not to sell to the Company any Shares (including any Additional Shares) held by such Investor by either (A) a Principal Investor delivering a written notice to the Company on behalf of itself (or Meteora delivering a written notice to the Company on behalf of the Non-Principal Investors) stating such Investor’s intention not to sell any Shares (or any Additional Shares) to the Company, or (B) such Investor failing to timely deliver a Shares Sale Notice to the Company pursuant to Section 1(a) for all of its Shares, the Company may promptly issue instructions to the Escrow Agent to release from the Escrow Account to the Company for the Company’s use without restriction an amount equal to (x) $10.15 multiplied by (y) the number of Shares held by such Investor.

(f) Notification. The Company shall promptly notify the Principal Investors of the occurrence of any event that would make any of the representations and warranties of GigCapital4 set forth in Section 3 untrue or incorrect at any time between the date of this Agreement and the Shares Closing Date, except where the failure of a representation and warranty to be true and correct would not have a material adverse effect on GigCapital4’s or the Company’s ability to consummate the Transactions.

(g) Most Favored Nation. Concurrently with, or shortly after, the execution of this Agreement, GigCapital4 may enter into separate agreements with other investors (the “Additional Investors”) for the purchase and sale of GigCapital4 common stock imposing restrictions on dispositions of GigCapital4 common stock by the Additional Investors similar to those herein ((i) and (ii) collectively, the “Additional Investor Agreements”). GigCapital4 agrees not to provide the Additional Investors material terms in the Additional Investor Agreements that are more favorable to such Additional Investors than the terms provided to the Investors in this Agreement. In the event that GigCapital4 provides the Additional Investors with material terms in the Additional Investor Agreements that are more favorable than the terms provided to the Investors in this Agreement at any time prior to the Business Combination Closing Date, GigCapital4 shall promptly inform the Principal Investors of such more favorable terms, and the Principal Investors shall have the mutual right to elect to have such more favorable terms included herein, in which case the Parties shall promptly amend this Agreement to effect the same.

(h) Security Agreement in Escrow Account. To secure the obligations of GigCapital4 and the Company under this Agreement, GigCapital4 and the Company each grant to the Principal Investors a security interest in, and lien on, all right, title, and interest of GigCapital4 and the Company in and to the Escrow Account in respect of all funds required to satisfy GigCapital4’s and the Company’s obligations hereunder, the Escrow Agreement, all rights related thereto, and all proceeds, products, and profits of the foregoing. In the event of a default by GigCapital4 or the Company under this Agreement or the Escrow Agreement, then, in addition to any other rights the Principal Investors may have under this Agreement, the Escrow Agreement, and applicable law, the Principal Investors shall also have the rights and remedies of a secured party under the Uniform Commercial Code as enacted in the State of New York. GigCapital4 and the Company shall use commercially reasonable efforts to prepare and file such UCC financing statements or other documents as reasonably directed by the Principal Investors with respect to their security interests.

(i) Indemnification. GigCapital4 (referred to as the “Indemnitor”) agrees to indemnify the Investors and their respective officers, directors, employees, agents and shareholders (collectively referred to as the “Indemnitees”) against, and hold them harmless of and from, any and all loss, liability, cost, damage and expense, including without limitation, reasonable and documented out-of-pocket outside counsel fees, which the Indemnitees may suffer or incur by reason of any action, claim or proceeding, in each case, brought by a third party creditor of GigCapital4, the Company or any of their respective subsidiaries asserting that the Investors are not entitled to receive the aggregate Share Purchase Price or such portion thereof as they are entitled to receive pursuant to Section 1(a) and Section 4(d) of this Agreement, in each case unless such action, claim or proceeding is the result of the fraud, bad faith, willful misconduct or gross negligence of any Indemnitee.

5. Closing Conditions. The obligation of the Company to purchase the Shares at the Shares Closing under this Agreement shall be subject in all respects to the consummation of the Business Combination, such Shares being free and clear of all liens and other encumbrances as of the Shares Closing and such Shares being continuously held by the Investors from the closing of the Business Combination through the three (3) month anniversary of the Business Combination Closing Date.

6.	Termination. This Agreement may be terminated as follows:

(a) at any time by mutual written consent of all Parties;

(b) automatically if the stockholders of GigCapital4 fail to approve the Business Combination; and

(c) prior to the closing of the Business Combination by mutual agreement of the Principal Investors if there occurs a Company Material Adverse Effect (as defined in the Merger Agreement); provided that, solely for purposes of this Agreement (and not, for the avoidance of doubt, for purposes of the Merger Agreement), the failure of the counterparties to the Note Subscription Agreements (as defined in the Merger Agreement) to fund or cause the funding of 25% or greater of the aggregate amount of the Notes (as defined in the Merger Agreement) when required to do so pursuant to the terms of the Note Subscription Agreements shall constitute a Company Material Adverse Effect.

In the event of termination in accordance with Section 6(a), 6(b) or 6(c), this Agreement shall forthwith become null and void and have no effect, without any liability on the part of Glazer, Meteora, GigCapital4, or the Company and their respective directors, officers, employees, partners, managers, members, or stockholders and, except as otherwise provided in this Agreement, all rights and obligations of each Party shall immediately cease; provided, however, that nothing contained in this Section 6 shall relieve any Party from liabilities or damages arising out of any actual fraud or willful breach by such party of any of its representations, warranties, covenants or agreements contained in this Agreement prior to termination of this Agreement.

7.	General Provisions.

(a) Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (i) personal delivery to the Party to be notified, (ii) when sent, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next Business Day, (iii) five (5) Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next Business Day delivery, with written verification of receipt. All notices and other communications sent to a Party shall be sent to the e-mail address or address as set forth on the signature page of such Party hereto, or to such e-mail address or address as subsequently modified by written notice given by such Party in accordance with this Section 7(a).

(b) No Finder’s Fees. Each Party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with the Transactions. Each Principal Investor agrees to indemnify and to hold harmless GigCapital4 from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of the Transactions (and the costs and expenses of defending against such liability or asserted liability) for which the Investors, or any of their respective officers, employees or representatives is responsible or arising out of any agreement entered into by any such person or entity. GigCapital4 agrees to indemnify and hold harmless the Principal Investors from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of the Transactions (and the costs and expenses of defending against such liability or asserted liability) for which GigCapital4 or any of its officers, employees or representatives is responsible or arising out of any agreement entered into by any such person or entity.

(c) Survival of Representations and Warranties. All of the representations and warranties contained herein shall survive the Shares Closing.

(d) Entire Agreement. This Agreement, together with any documents, instruments and writings that are delivered pursuant hereto or referenced herein, constitute the entire agreement and understanding of the Parties in respect of its subject matter and supersedes all prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they relate in any way to the subject matter hereof or to the Transactions.

(e) Successors. All of the terms, agreements, covenants, representations, warranties, and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the Parties and their respective successors. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the Parties or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f) Assignments. Except as otherwise specifically provided herein, no Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the each of the other Parties.

(g) Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. Signatures sent by facsimile transmission or in PDF format shall be deemed to be originals for all purposes of this Agreement.

(h) Headings. The section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

(i) Governing Law; Jurisdiction. This Agreement, the entire relationship of the Parties, and any litigation among the Parties (whether grounded in contract, tort, statute, law or equity) shall be governed by, construed in accordance with, and interpreted pursuant to the laws of the State of Delaware, without giving effect to its choice of laws or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Any dispute arising from or relating to the relative rights of the parties hereto and all other questions concerning the construction, validity and interpretation of this Agreement, shall be brought exclusively in the Court of Chancery of the State of Delaware (the “Court of Chancery”) or, to the extent the Court of Chancery does not have subject matter jurisdiction, the United States District Court for the District of Delaware and the appellate courts having jurisdiction of appeals in such courts (the “Delaware Federal Court”) or, to the extent neither the Court of Chancery nor the Delaware Federal Court has subject matter jurisdiction, the Superior Court of the State of Delaware (the “Chosen Courts”), and, solely with respect to any such action (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action in the Chosen Courts, and (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party hereto.

(j) MUTUAL WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES HERETO, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT AND/OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(k) Amendments. This Agreement may not be amended, modified or waived as to any particular provision, except with the prior written consent of all Parties.

(l) Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any Party or to any circumstance, is adjudged by a governmental authority, arbitrator, or mediator not to be enforceable in accordance with its terms, the Parties agree that the governmental authority, arbitrator, or mediator making such determination will have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its reduced form, such provision will then be enforceable and will be enforced.

(m) Expenses. At the Business Combination Closing Date, GigCapital4 shall pay the reasonable and documented out-of-pocket fees and expenses of legal counsel to the Principal Investors, in an amount not to exceed, in the aggregate $10,000.

(n) Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties and no presumption or burden of proof will arise favoring or disfavoring any Party because of the authorship of any provision of this Agreement. For purposes of this Agreement, “Business Day” means any day other than Saturday, Sunday, or a day on which commercial banks in New York are obligated by any applicable law to close. Any reference to any federal, state, local, or foreign law will be deemed also to refer to law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The Parties intend that each representation, warranty, and covenant contained herein will have independent significance. If a Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party has not breached will not detract from or mitigate the fact that such party is in breach of the first representation, warranty, or covenant.

(o) Waiver. No waiver by a Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent occurrence.

(p) Specific Performance. Each Party agrees that irreparable damage may occur in the event any provision of this Agreement was not performed by any other Party in accordance with the terms hereof and that the other Parties shall be entitled to seek specific performance of the terms hereof, in addition to any other remedy at law or equity.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

Glazer:

GLAZER CAPITAL, LLC

By: /s Vik Mittal
Name: Vik Mittal
Title: Partner/PM

Address for Notices:

250 W 55th St #30A
New York, NY 10019

Meteora:

METEORA CAPITAL, LLC, on behalf of itself and its affiliated investment funds

By: /s Vik Mittal
Name: Vik Mittal
Title: CIO/Managing Partner

Address for Notices:

250 W 55th St #30A
New York, NY 10019

GigCapital4:

GIGCAPITAL4, INC.

By: /s Dr. Raluca Dinu
Name: Dr. Raluca Dinu
Title: President & CEO

Address for Notices:

GigCapital4, Inc. 1731 Embarcadero Road, Suite 200
Palo Alto, CA 94303
Attention: Chief Executive Officer
Email:

Signature Page to Forward Share Purchase Agreement

Appendix A

Investor	Number of Shares
Glazer Capital, LLC	6,416
Meteora Capital, LLC	0

Exhibit A

Escrow Agreement

(attached hereto)